Exhibit 99.1

Supplemental Information

(Unaudited)

June 30, 2008

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

June 30, 2008

Highlights and Discussion

Page

Reporting Period Highlights – Quarter Ended June 30, 2008	1
Forward-Looking Statements	3

Financial Statements

Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Debt Analysis	10
Quarterly Operating Ratios	11
Quarterly Dividend Analysis	12
Investor Composition and Analyst Coverage	13
Debt Maturity Schedule – June 30, 2008	14

Portfolio Summary

Property Summary by Region – June 30, 2008 – Wholly Owned Properties	15
Property Summary by Region – June 30, 2008 – Joint Venture Properties	21
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	22
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	23
Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2008	24
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	25
Same Office Property Cash and GAAP Net Operating Income by Quarter	26
Average Occupancy Rates by Region for Same Office Properties	27
Office Lease Expiration Analysis by Year for Wholly Owned Properties	28
Quarterly and Year to Date Office Renewal Analysis for Wholly Owned Properties as of June 30, 2008	29
Year to Date Wholly Owned Acquisition and Disposition Summaries as of June 30, 2008	30
Development Summary as of June 30, 2008	31
Total Development Placed into Service as of June 30, 2008	33
Land Inventory as of June 30, 2008	34
Joint Venture Summary as of June 30, 2008	35
Reconciliations of Non GAAP Measurements	36

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided on page 36.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors.  The Company acquires, develops, manages and leases properties which are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights – Quarter Ended June 30, 2008

Financial Results

•                  Reported FFO – diluted of $34.2 million, or $0.61 per share/unit, for the quarter ended June 30, 2008 as compared to $31.8 million, or $.57 per share/unit, for the comparable 2007 period, representing an increase of 7.0% per share/unit.

•                  Reported Net Income Available to Common Shareholders of $8.8 million, or $0.18 per diluted share, for the quarter ended June 30, 2008 as compared to $3.9 million, or $0.08 per diluted share, for the comparable 2007 period.

•                  Reported AFFO – diluted of $25.1 million for the quarter ended June 30, 2008 as compared to $21.6 million for the comparable 2007 period, representing an increase of 16.4%.

•                  Our diluted FFO payout ratio was 55.5% for the quarter ended June 30, 2008 as compared to 54.0% for the comparable 2007 period.  Our diluted AFFO payout ratio was 75.4% for the quarter ended June 30, 2008 as compared to 79.5% for the comparable 2007 period.

Acquisitions / Dispositions

•                  During the quarter ended June 30, 2008, we completed the acquisition of three office properties totaling 247,280 square feet for $40.5 million, which included the following:

•                  a 124,305 square foot office property located at 3535 Northrop Grumman Point in Colorado Springs, Colorado for $23.2 million on June 10, 2008.  The office property is located in the Colorado Springs Airport Business Park, known as Cresterra.  We were selected as the master developer of a 286 acre parcel of Cresterra that is adjacent to this property in September 2007.  Cresterra is situated at the entrance of the Colorado Springs Airport and adjacent to the Peterson Air Force Base.  The property is 100% leased, long-term, to Northrop Grumman Corporation and is the location of their Colorado Springs headquarters; and

•                  two office properties totaling 122,975 square feet, located at 1560 Cable Ranch Road in San Antonio, Texas, that are known collectively as 151 Technology Center for $17.3 million on June 19, 2008.  The office properties are located in the Northwest submarket, near the interchange of Loop 410 and Highway 151, in close proximity to our other San Antonio properties. The buildings are 100% leased, long-term, to Sears, Air Force Federal Credit Union and AFNI.

•                  We sold a 41,398 square foot operating property located in Cranbury, New Jersey and a 38,930 square foot operating property located in Suburban Baltimore, Maryland for an aggregate of $8.3 million, resulting in a gain before minority interests of $1.3 million.

Development Activities

•                  During the quarter ended June 30, 2008, we placed into service 189,604 square feet in three properties, of which 145,470 square feet, or 76.7%, were leased as of June 30, 2008.

•                  During the quarter ended June 30, 2008, we completed leases on 369,106 square feet of space under construction or development, which included the following:

•                  100% of the 131,451 square foot property located at 6721 Columbia Gateway Drive in Columbia, Maryland to Integral Systems, Inc. for an 11-year term;

•                  100% of the 123,464 square foot property to be located at 5850 University Research Court in College Park, Maryland, which is owned through a joint venture, to a large credit-worthy tenant for a ten-year term;

•                  43,721 of the 53,745 square foot property located at 9925 Federal Drive in Colorado Springs, Colorado to Plasmon, LLC for an eight-year term;

•                  41,500 square feet of the 116,107 square foot property located at 5825 University Research Court in College Park, Maryland, which is owned through a joint venture, to the University of Maryland’s Earth System Science Interdisciplinary Center (ESSIC) for a five-year term; and

•                  28,970 square feet of the 103,970 square foot property located at 655 Space Center Drive in Colorado Springs, Colorado to ITT Corporation, System Division for a ten-year term, bringing the property to a 100% occupancy level.

Operations

•                  Our wholly owned portfolio was 93.4% occupied and 94.2% leased as of June 30, 2008.  Our entire portfolio was 93.3% occupied and 94.0% leased as of June 30, 2008.

•                  Our same office property cash NOI, excluding the effect of an $863,000 reduction in lease termination fees, increased for the quarter ended June 30, 2008 by $1.7 million, or 3.1%, as compared to the quarter ended June 30, 2007.  Including the effect of lower lease termination fees, our same office property cash NOI increased $877,000, or 1.5%, as compared to the quarter ended June 30, 2007.  Our same office portfolio consists of 217 properties and represents 92.4% of the rentable square footage of our consolidated properties as of June 30, 2008.

•                  The weighted average lease term of our wholly owned portfolio was 4.8 years as of June 30, 2008, with an average contractual rental rate (including tenant reimbursements of operating costs) of $21.92 per square foot.

•                  For the six months ended June 30, 2008, we renewed 781,229 square feet, or 76.1%, of our expiring office leases (based upon square footage), with an average committed cost of $4.58 per square foot.  For our renewed space only during the six months ended June 30, 2008, we realized increases of 10.1% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 4.0% in total cash rent.  For our renewed and retenanted space of 994,583 square feet during the six months ended June 30, 2008, we realized increases of 7.2% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 1.5% in total cash rent.  The average committed cost for our space renewed and retenanted during the six months ended June 30, 2008 totaled $7.75 per square foot.  For the quarter ended June 30, 2008, we renewed 193,305 square feet, or 60.4%, of our expiring office leases (based upon square footage), with an average committed cost of $7.06 per square foot.

•                  We recognized $54,000 in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues), in the quarter ended June 30, 2008, as compared to $708,000 in the quarter ended June 30, 2007.

Financing Activity and Capital Transactions

•                  As of June 30, 2008, our ratio of debt to market capitalization was 47.1%, and our ratio of debt to undepreciated book value of real estate assets was 60.9%.  We achieved an EBITDA to interest coverage ratio of 3.10x and an EBITDA to fixed charge coverage ratio of 2.55x for the quarter ended June 30, 2008.

•                  On May 2, 2008, we closed on a $225.0 million construction loan facility that will be utilized to fund most of the Company’s construction costs over the next several years. The facility has a three-year term with a one-year extension option, and requires interest only payments throughout the term. The interest rate is based on a pricing grid that is dependent on the Company’s leverage, with an initial interest rate on the facility of LIBOR plus 160 basis points.  The facility also has an accordion feature that allows for a potential increase to as much as $325 million at a future date.

Subsequent Events

•                  On July 18, 2008, we closed on a $221.4 million loan requiring interest only payments for the term at LIBOR plus 225 basis points.  This loan facility has a four-year term with an option to extend by an additional year.  We used $63.5 million of the proceeds from this loan to repay construction loan facilities that were due to mature in 2008, $11.8 million to repay borrowings under an additional construction loan facility and most of the balance to repay borrowings under our Revolving Credit Facility.

•                  We completed the following leasing:

•                  33,809 of the 145,723 square foot property located at 10807 New Allegiance Drive in Colorado Springs, Colorado to Lockheed Martin Corporation for a six-year term; and

•                  27,862 of the 106,512 square foot property located at 5520 Research Park Drive in Baltimore, Maryland to RMF Engineering, Inc. for a ten-year term.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2007.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Revenues from real estate operations	$98,111	$97,151	$94,567	$94,102	$90,374

Total revenues	$113,255	$106,143	$103,065	$105,059	$102,067

Combined net operating income	$64,228	$62,692	$63,734	$62,573	$61,775

EBITDA	$60,327	$60,150	$61,255	$61,783	$58,381

Net income	$12,853	$11,395	$9,929	$11,431	$7,877
Preferred share dividends	(4,026)	(4,025)	(4,025)	(4,025)	(4,025)
Net income available to common shareholders	$8,827	$7,370	$5,904	$7,406	$3,852

Earnings per diluted share	$0.18	$0.15	$0.12	$0.15	$0.08

Funds from operations (FFO) - diluted	$34,205	$32,373	$32,832	$32,352	$31,837
FFO per diluted share	$0.61	$0.58	$0.59	$0.58	$0.57

Adjusted FFO - diluted	$25,148	$24,490	$23,232	$23,856	$21,614

Payout ratios:

Earnings payout	183.5%	219.4%	272.6%	217.3%	379.4%

FFO - diluted	55.5%	58.5%	57.5%	58.3%	54.0%

AFFO - diluted	75.4%	77.4%	81.2%	79.1%	79.5%

Total dividends/distributions	$23,160	$23,134	$23,064	$23,059	$21,377

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2008		2007
	June 30	March 31	December 31	September 30	June 30
Assets
Investment in real estate:
Land - operational	$420,182	$416,632	$416,711	$415,061	$414,870
Land - development	208,742	210,449	214,696	218,890	205,887
Construction in progress	247,422	198,514	181,316	193,081	163,811
Buildings and improvements	2,145,700	2,095,178	2,079,963	2,029,300	1,996,094
Less: accumulated depreciation	(320,879)	(303,709)	(288,747)	(270,899)	(255,571)
Net investment in real estate	2,701,167	2,617,064	2,603,939	2,585,433	2,525,091

Cash and cash equivalents	12,857	37,607	24,638	21,895	15,123
Restricted cash	23,066	16,712	15,121	16,874	20,482
Accounts receivable, net	23,452	19,832	24,831	20,680	18,826
Deferred rent receivable	59,238	56,330	53,631	50,891	47,579
Intangible assets on real estate acquisitions, net	104,136	102,647	108,661	116,368	123,861
Deferred charges, net	48,620	48,231	49,051	46,019	47,292
Prepaid and other assets	37,934	38,321	51,981	57,863	56,475
Total assets	$3,010,470	$2,936,744	$2,931,853	$2,916,023	$2,854,729

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,704,351	$1,645,968	$1,625,842	$1,599,912	$1,552,478
3.5% Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
Accounts payable and accrued expenses	82,526	66,210	75,535	80,281	61,018
Rents received in advance and security deposits	32,569	33,169	31,234	25,568	27,967
Dividends and distributions payable	22,548	22,519	22,441	22,433	20,754
Deferred revenue associated with acquired operating leases	12,762	10,665	11,530	12,475	13,522
Distributions in excess of investment in unconsolidated real estate joint ventures	4,506	4,215	4,246	4,124	3,852
Other liabilities	8,820	10,171	8,288	6,855	6,618
Total liabilities	2,068,082	1,992,917	1,979,116	1,951,648	1,886,209

Minority interests:
Common units in the Operating Partnership	111,033	111,904	114,127	115,837	119,297
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	10,259	8,421	7,168	6,970	2,654
Total minority interests	130,092	129,125	130,095	131,607	130,751

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	81	81	81	81	81
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 47,701,812 shares issued as of June 30, 2008)	477	476	474	473	472
Additional paid-in capital	956,683	953,473	950,615	949,392	944,818
Cumulative distributions in excess of net income	(142,330)	(134,960)	(126,156)	(115,963)	(107,277)
Accumulated other comprehensive loss	(2,615)	(4,368)	(2,372)	(1,215)	(325)
Total shareholders’ equity	812,296	814,702	822,642	832,768	837,769
Total shareholders’ equity and minority interests	942,388	943,827	952,737	964,375	968,520
Total liabilities and shareholders’ equity	$3,010,470	$2,936,744	$2,931,853	$2,916,023	$2,854,729

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$83,154	$81,710	$81,046	$80,038	$78,337
Tenant recoveries and other real estate operations revenue	14,957	15,441	13,521	14,064	12,037
Construction contract revenues	14,619	8,514	7,716	10,047	10,620
Other service operations revenues	525	478	782	910	1,073
Total revenues	113,255	106,143	103,065	105,059	102,067

Expenses
Property operating expenses	33,957	34,542	31,090	31,577	29,032
Depreciation and amortization associated with real estate operations	24,955	24,892	25,889	26,025	26,834
Construction contract expenses	14,192	8,283	7,597	9,507	10,136
Other service operations expenses	454	602	733	806	1,126
General and administrative expenses	6,036	5,933	5,758	5,743	5,326
Total operating expenses	79,594	74,252	71,067	73,658	72,454

Operating income	33,661	31,891	31,998	31,401	29,613
Interest expense	(19,437)	(20,309)	(20,719)	(20,968)	(20,437)
Amortization of deferred financing costs	(910)	(803)	(970)	(901)	(921)
Gain on sales of non-real estate investments	5	46	—	—	1,033

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	13,319	10,825	10,309	9,532	9,288
Equity in loss of unconsolidated entities	(56)	(54)	(27)	(46)	(57)
Income tax benefit (expense)	107	(112)	(89)	(197)	(178)
Income from continuing operations before minority interests	13,370	10,659	10,193	9,289	9,053
Minority interest in income from continuing operations
Common units in the Operating Partnership	(1,378)	(987)	(916)	(789)	(807)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	(120)	14	32	12	31

Income from continuing operations	11,707	9,521	9,144	8,347	8,112
Income (loss) from discontinued operations, net of minority interests	1,115	1,072	424	2,046	(396)
Income before gain on sales of real estate	12,822	10,593	9,568	10,393	7,716
Gain on sales of real estate, net of income taxes and minority interests	31	802	361	1,038	161

Net income	12,853	11,395	9,929	11,431	7,877
Preferred share dividends	(4,026)	(4,025)	(4,025)	(4,025)	(4,025)

Net income available to common shareholders	$8,827	$7,370	$5,904	$7,406	$3,852

For EPS Computations:

Numerator for Dilutive EPS	$8,827	$7,370	$5,904	$7,406	$3,852

Denominator:
Weighted average common shares - basic	47,110	47,001	46,947	46,781	46,686
Dilutive effect of share-based compensation awards	888	765	914	1,005	1,105
Weighted average common shares - diluted	47,998	47,766	47,861	47,786	47,791

Earnings per diluted share	$0.18	$0.15	$0.12	$0.15	$0.08

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Net income	$12,853	$11,395	$9,929	$11,431	$7,877
Combined real estate related depreciation and other amortization	24,955	24,944	26,607	26,266	27,087
Depreciation and amortization of unconsolidated real estate entities	163	164	163	166	169
Depreciation and amortization allocable to minority interests in other consol. entities	(75)	(49)	(51)	(48)	(47)
(Gain) loss on sales of real estate properties, excluding development, net of income taxes	(1,250)	(1,380)	(1,049)	(2,789)	11
Funds from operations (FFO)	36,646	35,074	35,599	35,026	35,097

Minority interest - common units, gross	1,585	1,324	1,258	1,351	765
Preferred share dividends	(4,026)	(4,025)	(4,025)	(4,025)	(4,025)
Funds from operations (FFO) - basic & diluted	34,205	32,373	32,832	32,352	31,837

Straight line rent adjustments	(2,778)	(2,656)	(2,680)	(3,247)	(3,224)
Amortization of deferred market rental revenue	(458)	(445)	(416)	(585)	(473)
Recurring capital expenditures	(5,821)	(4,782)	(6,504)	(4,664)	(6,526)
Adjusted funds from operations (AFFO) - diluted	$25,148	$24,490	$23,232	$23,856	$21,614

Preferred dividends	$4,026	$4,025	$4,025	$4,025	$4,025
Preferred distributions	165	165	165	165	165
Common distributions	2,772	2,771	2,777	2,777	2,574
Common dividends	16,197	16,173	16,097	16,092	14,613
Total dividends/distributions	$23,160	$23,134	$23,064	$23,059	$21,377

Denominator for earnings per share - diluted	47,998	47,766	47,861	47,786	47,791
Common units	8,151	8,154	8,167	8,297	8,313
Denominator for funds from operations per share - diluted	56,149	55,920	56,028	56,083	56,104

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Net income	$12,853	$11,395	$9,929	$11,431	$7,877
Combined interest expense	19,447	20,350	20,799	21,145	21,074
Combined amortization of deferred financing costs	910	803	970	901	921
Combined income tax (benefit) expense (1)	(102)	685	1,201	197	181
Depreciation of furniture, fixtures and equipment FF&E	392	384	358	339	342
Combined real estate related depreciation and other amortization	24,955	24,944	26,607	26,266	27,087
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	122	100	(32)	(12)	(31)
Minority interest - common units, gross	1,585	1,324	1,258	1,351	765
Earnings before interest, income taxes, depreciation and amortization (EBITDA)	$60,327	$60,150	$61,255	$61,783	$58,381
Add back:
General and administrative	6,036	5,933	5,758	5,743	5,326
Depreciation of FF&E included in general and administrative expense	(392)	(384)	(358)	(339)	(342)
Income from service operations	(498)	(107)	(168)	(644)	(431)
(Gain) loss on sales of depreciated real estate properties	(1,250)	(1,276)	(1,093)	(2,789)	11
Gain on sale of non-real estate investments	(5)	(46)	—	—	(1,033)
Non-operational property sales and real estate services	(46)	(1,632)	(1,687)	(1,227)	(194)
Equity in loss of unconsolidated entities	56	54	27	46	57
Combined net operating income (NOI)	$64,228	$62,692	$63,734	$62,573	$61,775

Discontinued Operations
Revenues from real estate operations	$85	$270	$549	$736	$796
Property operating expenses	(11)	(187)	(292)	(688)	(363)
Depreciation and amortization	—	(52)	(718)	(241)	(253)
Income taxes	—	—	(44)	—	—
Interest	(10)	(41)	(80)	(177)	(637)
Gain (loss) on sales of depreciated real estate properties	1,250	1,276	1,093	2,789	(11)
Income (loss) from discontinued operations	1,314	1,266	508	2,419	(468)
Minority interests in discontinued operations	(199)	(194)	(84)	(373)	72
Income (loss) from discontinued operations, net of minority interests	$1,115	$1,072	$424	$2,046	$(396)

Gain on sales of real estate, net, per statements of operations	$31	$802	$361	$1,038	$161
Add income taxes and minority interest	15	830	1,326	189	33
Gain (loss) on sales of real estate from discontinued operations	1,250	1,276	1,093	2,789	(11)
Combined gain (loss) on sales of real estate	1,296	2,908	2,780	4,016	183
Non-operational property sales and real estate services	(46)	(1,632)	(1,687)	(1,227)	(194)
Gain (loss) on sales of depreciated real estate properties	$1,250	$1,276	$1,093	$2,789	$(11)

(1)	Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 36).

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2008		2007
	June 30	March 31	December 31	September 30	June 30
Common Equity - End of Quarter
Common Shares	47,702	47,616	47,366	47,345	47,155
Common Units	8,151	8,151	8,167	8,168	8,319
Total	55,853	55,768	55,533	55,513	55,474
End of Quarter Common Share Price	$34.33	$33.61	$31.50	$41.63	$41.01
Market Value of Common Shares/Units	$1,917,433	$1,874,353	$1,749,290	$2,310,995	$2,274,978

Common Shares Trading Volume
Average Daily Volume (Shares)	438	548	482	446	464
Average Daily Volume (Dollars in thousands)	$16,222	$16,981	$17,714	$18,121	$20,650
As a Percentage of Weighted Average Common Shares	0.9%	1.2%	1.0%	1.0%	1.0%

Common Share Price Range
Quarterly High	$40.00	$36.16	$45.39	$44.63	$48.81
Quarterly Low	$33.65	$25.43	$30.81	$35.21	$40.47
Quarterly Average	$37.05	$30.97	$36.75	$40.66	$44.48

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Total Convertible Preferred Equity	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares:
Common Shares Outstanding	47,110	47,001	46,947	46,781	46,686
Dilutive effect of share-based compensation awards	888	765	914	1,005	1,105
Common Units	8,151	8,154	8,167	8,297	8,313
Denominator for funds from operations per share - diluted	56,149	55,920	56,028	56,083	56,104

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	1,917,433	1,874,353	1,749,290	2,310,995	2,274,978
Total Equity Market Capitalization	$2,142,567	$2,099,487	$1,974,423	$2,536,128	$2,500,111

Total Debt	$1,904,351	$1,845,968	$1,825,842	$1,799,912	$1,752,478

Total Market Capitalization	$4,046,918	$3,945,455	$3,800,265	$4,336,040	$4,252,589

Debt to Total Market Capitalization	47.1%	46.8%	48.0%	41.5%	41.2%
Debt to Total Assets	63.3%	62.9%	62.3%	61.7%	61.4%
Debt to Undepreciated Book Value of Real Estate Assets	60.9%	61.1%	60.8%	60.5%	60.3%

Quarterly Debt Analysis

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30
Debt Outstanding
Mortgage Loans	$1,099,830	$1,144,879	$1,160,753	$1,169,094	$1,196,512
Construction Loans	139,521	104,089	104,089	103,818	88,966
Unsecured Revolving Credit Facility	465,000	397,000	361,000	327,000	267,000
Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
	$1,904,351	$1,845,968	$1,825,842	$1,799,912	$1,752,478

Average Outstanding Balance
Mortgage Loans	$1,107,674	$1,157,866	$1,163,419	$1,172,087	$1,184,784
Construction Loans	126,186	104,089	104,084	95,025	85,624
Unsecured Revolving Credit Facility	435,238	377,420	352,043	312,792	276,350
Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
	$1,869,098	$1,839,375	$1,819,546	$1,779,904	$1,746,758

Interest Rate Structure
Fixed-Mortgage Loans	$1,065,330	$1,110,379	$1,126,253	$1,134,594	$1,162,012
Fixed-Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
Variable	489,021	385,589	349,589	365,318	290,466
Variable Subject to Interest Rate Protection (1) (2) (3)	150,000	150,000	150,000	100,000	100,000
	$1,904,351	$1,845,968	$1,825,842	$1,799,912	$1,752,478

% of Fixed Rate Loans (4)	74.32%	79.11%	80.85%	79.70%	83.43%
% of Variable Rate Loans (1) (2) (3)	25.68%	20.89%	19.15%	20.30%	16.57%
	100.00%	100.00%	100.00%	100.00%	100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.60%	5.81%	5.96%	6.01%	6.08%
Unsecured Revolving Credit Facility	4.24%	4.93%	5.79%	6.72%	6.62%
Exchangeable Senior Notes	3.50%	3.50%	3.50%	3.50%	3.50%
Total Weighted Average	5.11%	5.42%	5.74%	5.89%	5.89%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.30x	3.08x	3.06x	2.96x	2.93x
Interest Coverage - EBITDA	3.10x	2.96x	2.95x	2.92x	2.77x
Debt Service Coverage - Combined NOI	2.79x	2.59x	2.51x	2.49x	2.49x
Debt Service Coverage - EBITDA	2.62x	2.49x	2.41x	2.46x	2.36x
Fixed Charge Coverage - Combined NOI	2.72x	2.55x	2.55x	2.47x	2.45x
Fixed Charge Coverage - EBITDA	2.55x	2.45x	2.45x	2.44x	2.31x

(1)	On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.
(2)	On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.
(3)	On October 23, 2007, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 4.330%, which commenced on the same day and expires October 23, 2009.
(4)	Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2008		2007
	June 30	March 31	December 31	September 30	June 30
OPERATING RATIOS – All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	13.09%	11.70%	10.44%	12.05%	8.64%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	65.41%	64.35%	67.01%	65.98%	67.76%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	61.44%	61.74%	64.40%	65.15%	64.04%

G&A as a % of Net Income
(G&A / Net Income)	46.96%	52.07%	57.99%	50.24%	67.61%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	6.15%	6.09%	6.05%	6.06%	5.84%

G&A as a % of EBITDA
(G&A / EBITDA)	10.01%	9.86%	9.40%	9.30%	9.12%

Recurring Capital Expenditures	$5,821	$4,782	$6,504	$4,664	$6,526
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.32	$0.27	$0.37	$0.26	$0.37
Recurring Capital Expenditures as a % of NOI (Combined NOI)	9.06%	7.63%	10.20%	7.45%	10.56%

Quarterly Dividend Analysis

	2008		2007
	June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.340	$0.340	$0.340	$0.340	$0.310
Increase over prior quarter	0.0%	0.0%	0.0%	9.7%	0.0%

Common Dividend Payout Ratios
Payout - Earnings	183.5%	219.4%	272.6%	217.3%	379.4%

Payout - FFO - Diluted	55.5%	58.5%	57.5%	58.3%	54.0%

Payout - AFFO - Diluted	75.4%	77.4%	81.2%	79.1%	79.5%

Dividend Coverage - FFO - Diluted	1.80x	1.71x	1.74x	1.71x	1.85x

Dividend Coverage - AFFO - Diluted	1.33x	1.29x	1.23x	1.26x	1.26x

Common Dividend Yields
Dividend Yield	3.96%	4.05%	4.32%	3.27%	3.02%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.70000	$0.70000
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	5.600%
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	$50.00

Investor Composition and Analyst Coverage

(as of June 30, 2008)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total
SHAREHOLDER CLASSIFICATION

Insiders	985,339	7,047,152	—	8,032,491	14.23%
Non-insiders	46,716,473	1,104,142	610,014	48,430,629	85.77%
	47,701,812	8,151,294	610,014	56,463,120	100.00%

	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
RESEARCH COVERAGE

A.G. Edwards	n/a	n/a	n/a	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Ferris, Baker Watts, Incorporated	n/a	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	x	n/a
Merrill Lynch	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Debt Maturity Schedule -  June 30, 2008

(Dollars in thousands)

		Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver (3)	Total Scheduled Payments

July - September		$3,238	$22,557	6.93%	$185	$98,750	3.98%	$—	$124,730
October - December		2,877	66,860	6.89%	191	1,000	0.00%	—	70,928
Total 2008		$6,115	$89,417	6.90%	$376	$99,750	3.94%	$—	$195,658

2009		$9,620	$52,228		$795	$40,589		$—	$103,232
2010	(4)	9,103	52,177		272	12,481		—	74,033
2011		7,309	102,264		241	35,432		465,000	610,246
2012		5,816	36,123		260	—		—	42,199
2013		2,593	134,843		282	—		—	137,718
2014	(5)	890	8,212		305	—		—	9,407
2015		552	114,558		329	—		—	115,439
2016		321	113,169		356	—		—	113,846
2017		193	300,610		385	—		—	301,188
2018		—	—		417	—		—	417
2019		—	—		373	39		—	412
		$42,512	$1,003,601		$4,391	$188,291		$465,000	$1,703,795	(6)

			Net premium to adjust to fair value of debt						556
			Mortgage and Other Loans Payable						$1,704,351

			Exchangeable Senior Notes (7)						$200,000
			Total Debt						$1,904,351

Notes:

(1)

Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)	For the variable rate loans expiring in 2008, the interest rate used for this calculation was the rate at June 30, 2008.

(3)	As of July 28, 2008, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $215.5 million was available.

(4)	Our $9.1 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(5)

We assumed that our $4.8 million non-recourse loan that matures in March 2034 may be prepaid in the three-month period ending March 2014 without penalty. The above table includes the $4.3 million amount due on maturity in 2014.

(6)

Subsequent to June 30, 2008, we closed on a $221.4 million loan with a four-year term that requires interest only payments for the term at a rate of LIBOR plus 225 basis points. We used $63.5 million of the proceeds from this loan to repay construction loan facilities that were to mature in 2008, $11.8 million to repay borrowings under an additional construction loan facility and most of the balance to repay borrowings under our Revolving Credit Facility.

(7)	Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - June 30, 2008

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	300 Sentinel Drive (300 NBP)	BWI Airport	NBP		M		187,845
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	154,448
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
7	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
8	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
9	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
10	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
11	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
12	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
13	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
14	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
15	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
16	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
17	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
18	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
19	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
20	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						2,413,257	187,845

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,629,724	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,160
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,397
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	44,134
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,153
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						548,757	—

56	Subtotal (continued on next page)					4,591,738	187,845

The S or M notation indicates single story or multi-story, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

56	Subtotal (continued from prior page)					4,591,738	187,845

	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M		106,512
1	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						23,500	106,512

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		131,451
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
4	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,410
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,838
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
17	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
27	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,230,010	131,451

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,704
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						448,030	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,261
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,012
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,798	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,259

103	Total Baltimore/Washington Corridor					7,824,771	425,808

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,137	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,857
6	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,453,791	—

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

14	Total Northern Virginia					2,466,923	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	607 Lakeside Drive	Fort Ritchie		1990/2007	S	6,370
2	304 Castle Drive	Fort Ritchie		1993/2008	S	3,014
						9,384	—

4	Total Other					305,226	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
	Total Central New Jersey					201,200	—

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest		1982/1985	M	468,994	90,607
3	7700-1 Potranco Road	San Antonio Northwest		2007	S	8,674
						477,668	90,607

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

5	Total San Antonio, Texas					600,643	90,607

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,821
	565 Space Center Drive	Colorado Springs East	Patriot Park		M		89,773
3	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
4	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
5	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						305,481	89,773

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office		M		145,723
1	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
	9945 Federal Drive	I-25 North Corridor	InterQuest Office		S		73,940
2	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
	9925 Federal Drive	I-25 North Corridor	InterQuest Office		S		53,745
3	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						187,919	273,408

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,210
						323,864	—

16	Total Colorado Springs, Colorado					1,144,724	363,181

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					690,575	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	214,312
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,740
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,003
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,372
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						692,472	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,167
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						422,781	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						363,674	—

1	502 Washington Avenue	Towson		1984	M	91,343
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,497
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,485
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,756	—

29	Subtotal (continued on next page)					1,656,683	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

29	Subtotal (continued from prior page)					1,656,683	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,813

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,116
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,803	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	44,566
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	33,134
						207,633	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	39,351
						189,443	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	37,322

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,068
3	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
4	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						208,368	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,701
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,601
						137,028	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	216,000

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	44,990

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,066
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,860
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,053
						79,979	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,797
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,797	—

63	Total Suburban Baltimore					3,205,931	—

234	TOTAL WHOLLY-OWNED PORTFOLIO					18,224,479	879,596

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2008

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	41,500	74,607

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

	Total Suburban Maryland					97,366	74,607

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M		151,800

	Total Baltimore/Washington Corridor					—	507,800

	Northern Virginia

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	58,866
	13849 Park Center Road	Route 28 South	Renaissance Park	1982	M		4,265
	Total Northern Virginia					78,171	63,131

3	Total Consolidated Joint Venture Properties					175,537	645,538

19	TOTAL JOINT VENTURE PORTFOLIO					847,296	645,538

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Suburban	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

June 30, 2008

Number of Buildings	103	14	63	5	18	16	5	4	2	4	234
Rentable Square Feet	7,824,771	2,466,923	3,205,931	690,575	824,137	1,144,724	600,643	960,349	201,200	305,226	18,224,479
Occupied %	92.48%	99.34%	85.49%	97.58%	92.98%	94.90%	100.00%	100.00%	100.00%	100.00%	93.40%
Leased %	93.35%	99.34%	87.16%	97.73%	95.26%	95.32%	100.00%	100.00%	100.00%	100.00%	94.20%

March 31, 2008

Number of Buildings	101	14	64	5	18	14	3	4	3	4	230
Rentable Square Feet	7,778,724	2,466,923	3,245,225	690,575	824,683	916,449	477,668	960,349	242,598	305,226	17,908,420
Occupied %	91.89%	99.34%	83.84%	97.58%	93.20%	96.73%	100.00%	100.00%	100.00%	100.00%	92.89%
Leased %	93.39%	99.34%	86.57%	97.58%	94.09%	96.73%	100.00%	100.00%	100.00%	100.00%	94.07%

December 31, 2007

Number of Buildings	101	14	64	5	18	13	2	4	4	3	228
Rentable Square Feet	7,668,383	2,466,149	3,243,814	690,575	824,683	822,953	468,994	960,349	384,983	300,746	17,831,629
Occupied %	92.59%	98.60%	84.77%	97.80%	91.55%	96.66%	100.00%	100.00%	70.82%	100.00%	92.59%
Leased %	93.13%	98.77%	87.39%	98.28%	93.34%	96.66%	100.00%	100.00%	70.82%	100.00%	93.42%

September 30, 2007

Number of Buildings	101	14	66	5	18	13	2	4	4	2	229
Rentable Square Feet	7,569,985	2,466,149	3,336,709	690,575	824,683	821,453	468,994	960,349	384,983	197,904	17,721,784
Occupied %	93.46%	99.23%	83.87%	97.80%	92.32%	96.05%	100.00%	100.00%	70.82%	100.00%	92.80%
Leased %	93.85%	99.33%	84.69%	97.80%	94.11%	96.05%	100.00%	100.00%	70.82%	100.00%	93.22%

June 30, 2007

Number of Buildings	101	14	66	5	18	12	2	4	6	1	229
Rentable Square Feet	7,536,565	2,466,149	3,336,085	698,584	824,710	808,031	468,994	960,349	417,314	193,000	17,709,781
Occupied %	93.54%	99.23%	84.34%	95.91%	92.15%	94.50%	100.00%	100.00%	68.73%	100.00%	92.68%
Leased %	94.11%	99.23%	85.65%	95.91%	92.95%	96.23%	100.00%	100.00%	68.73%	100.00%	93.28%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Suburban	Northern	Total
	Harrisburg	Maryland	Virginia	Portfolio

June 30, 2008

Number of Buildings	16	2	1	19
Rentable Square Feet	671,759	97,366	78,171	847,296
Occupied %	89.88%	86.32%	100.00%	90.41%
Leased %	89.88%	86.32%	100.00%	90.41%

March 31, 2008

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	89.64%	76.15%	100.00%	89.71%
Leased %	89.88%	76.15%	100.00%	89.91%

December 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

September 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

June 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.96%	75.00%	100.00%	90.73%
Leased %	91.13%	75.00%	100.00%	90.87%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of June 30, 2008

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	234	18,224,479	93.40%	94.20%
Add: Consolidated Joint Venture Properties	3	175,537	92.41%	92.41%
Subtotal	237	18,400,016	93.39%	94.19%
Add: Unconsolidated Joint Venture Properties	16	671,759	89.88%	89.88%
Entire Portfolio	253	19,071,775	93.27%	94.04%

Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2008 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America	(5)	64	2,500,678	14.7%	$60,370	16.2%	6.0
Northrop Grumman Corporation	(6)	16	1,139,591	6.7%	27,740	7.4%	7.6
Booz Allen Hamilton, Inc.		8	714,233	4.2%	20,034	5.4%	6.1
Computer Sciences Corporation	(6)	4	454,645	2.7%	11,774	3.2%	3.1
L-3 Communications Holdings, Inc.	(6)	4	259,161	1.5%	9,406	2.5%	5.8
Unisys Corporation	(7)	4	760,145	4.5%	8,866	2.4%	1.2
General Dynamics Corporation	(6)	9	288,600	1.7%	7,640	2.0%	2.1
The Aerospace Corporation		3	245,598	1.4%	7,268	1.9%	6.6
Wachovia Corporation	(6)	4	183,577	1.1%	6,613	1.8%	10.1
Comcast Corporation	(6)	11	342,266	2.0%	6,486	1.7%	3.7
ITT Corporation	(6)	14	277,626	1.6%	6,163	1.7%	6.0
AT&T Corporation	(6)	8	306,988	1.8%	5,647	1.5%	4.9
The Boeing Company	(6)	4	143,480	0.8%	4,128	1.1%	3.2
Ciena Corporation		3	221,609	1.3%	3,760	1.0%	3.7
Science Applications International Corp.	(6)	12	177,527	1.0%	3,576	1.0%	0.9
BAE Systems PLC	(6)	7	212,339	1.2%	3,130	0.8%	3.6
The Johns Hopkins Institutions	(6)	4	124,749	0.7%	2,911	0.8%	8.0
Merck & Co., Inc. (Unisys)	(6) (7)	2	227,273	1.3%	2,697	0.7%	0.9
Magellan Health Services, Inc.		2	113,727	0.7%	2,673	0.7%	3.1
Wyle Laboratories, Inc.		4	174,792	1.0%	2,471	0.7%	4.8

Subtotal Top 20 Office Tenants		187	8,868,604	52.1%	203,352	54.5%	5.4
All remaining tenants		767	8,152,968	47.9%	169,820	45.5%	4.0
Total/Weighted Average		954	17,021,572	100.0%	$373,172	100.0%	4.8

(1)	Table excludes owner occupied leasing activity which represents 148,460 square feet with a weighted average remaining lease term of 6.7 years as of June 30, 2008.
(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2008, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)

Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)	Includes affiliated organizations or agencies.
(7)	Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$46,426	$45,577	$43,101	$43,850	$42,722
Northern Virginia	18,927	19,004	18,421	18,554	18,255
Suburban Baltimore	13,502	13,910	14,464	13,576	13,448
Suburban Maryland	4,516	4,584	4,355	4,410	3,943
Colorado Springs	4,691	4,172	3,794	4,311	3,605
St. Mary’s and King George Counties	3,134	3,160	3,200	3,338	3,029
San Antonio	1,999	1,908	1,895	1,832	1,862
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Central New Jersey	586	752	943	1,110	1,006
Other	2,257	2,577	2,749	1,704	858
Subtotal	98,544	98,150	95,428	95,191	91,234
Eliminations / other	(348)	(729)	(312)	(353)	(64)

Combined Real Estate Revenue	$98,196	$97,421	$95,116	$94,838	$91,170

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$30,740	$29,362	$28,822	$29,169	$29,346
Northern Virginia	11,672	12,020	11,868	12,026	11,772
Suburban Baltimore	7,811	7,587	8,643	8,110	8,472
Suburban Maryland	2,963	2,920	2,743	2,664	2,288
Colorado Springs	2,953	2,590	2,337	2,339	2,412
St. Mary’s and King George Counties	2,387	2,418	2,440	2,554	2,286
San Antonio	1,556	1,475	1,438	1,457	1,477
Greater Philadelphia	2,466	2,442	2,477	2,471	2,477
Central New Jersey	548	543	653	433	621
Other	1,343	1,838	2,095	1,230	588
Subtotal	64,439	63,195	63,516	62,453	61,739
Eliminations / other	(211)	(503)	218	120	36

Combined NOI	$64,228	$62,692	$63,734	$62,573	$61,775

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$28,089	$26,815	$27,002	$26,928	$28,085
Northern Virginia	11,055	11,309	11,146	11,062	10,798
Suburban Baltimore	7,271	7,066	8,162	7,379	7,679
Suburban Maryland	2,754	2,679	2,529	2,486	2,095
Colorado Springs	2,069	2,326	2,065	1,832	1,941
St. Mary’s and King George Counties	2,352	2,360	2,394	2,463	2,314
San Antonio	1,179	1,136	1,171	1,128	1,146
Greater Philadelphia	2,688	2,665	2,697	2,692	2,644
Central New Jersey	535	547	566	451	413
Total Office Properties	$57,992	$56,903	$57,732	$56,421	$57,115
Less: Lease termination fees	(59)	(99)	(688)	(619)	(922)
Same Office Cash NOI, adjusted for lease termination fees	$57,933	$56,804	$57,044	$55,802	$56,193

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$28,945	$27,721	$27,918	$27,880	$28,830
Northern Virginia	11,418	11,794	11,635	11,835	11,481
Suburban Baltimore	7,779	7,530	8,519	7,888	8,231
Suburban Maryland	2,963	2,920	2,742	2,662	2,291
Colorado Springs	2,130	2,458	2,324	2,108	2,221
St. Mary’s and King George Counties	2,388	2,420	2,441	2,558	2,287
San Antonio	1,494	1,451	1,485	1,477	1,496
Greater Philadelphia	2,469	2,446	2,478	2,473	2,478
Central New Jersey	554	565	585	658	551

Total Office Properties	$60,140	$59,305	$60,127	$59,539	$59,866

(1)     Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore /				St.Mary’s and
	Washington	Northern	Suburban	Suburban	King George	Colorado		Greater	Central	Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	San Antonio	Philadelphia	New Jersey	Office

2nd Quarter 2008 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	217
Rentable Square Feet	7,348,110	2,466,923	3,213,666	746,441	824,319	767,937	468,994	960,349	201,200	16,997,939
Percent Occupied	93.30%	99.34%	84.80%	95.98%	92.83%	92.29%	100.00%	100.00%	100.00%	93.26%

1st Quarter 2008 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	217
Rentable Square Feet	7,348,258	2,466,428	3,205,354	746,441	824,683	767,937	468,994	960,349	201,200	16,989,644
Percent Occupied	92.49%	99.34%	83.94%	96.18%	92.42%	96.10%	100.00%	100.00%	100.00%	92.92%

4th Quarter 2007 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	217
Rentable Square Feet	7,347,676	2,466,149	3,204,853	746,441	824,683	766,833	468,994	960,349	201,200	16,987,178
Percent Occupied	93.15%	98.88%	84.39%	96.18%	91.81%	96.20%	100.00%	100.00%	100.00%	93.19%

3rd Quarter 2007 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	217
Rentable Square Feet	7,348,280	2,466,149	3,204,377	751,780	824,701	766,718	468,994	960,349	201,200	16,992,548
Percent Occupied	93.87%	99.23%	84.31%	95.46%	92.34%	94.97%	100.00%	100.00%	100.00%	93.48%

2nd Quarter 2007 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	217
Rentable Square Feet	7,326,743	2,466,149	3,203,557	754,450	824,710	766,911	468,994	960,349	201,200	16,973,063
Percent Occupied	94.45%	99.33%	85.23%	92.72%	92.15%	94.21%	100.00%	100.00%	100.00%	93.75%

(1)  Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Annual Occupied	Total Occupied	Expiring	Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Square Feet	Leases (2)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	37	541,943	58.8%	3.2%	13,082	3.5%	24.14
Northern Virginia	1	4,613	0.5%	0.0%	133	0.0%	28.84
Suburban Baltimore	34	192,892	20.9%	1.1%	3,830	1.0%	19.86
Suburban Maryland	1	2,198	0.2%	0.0%	84	0.0%	38.14
St. Mary’s and King George Cos.	8	123,356	13.4%	0.7%	1,509	0.4%	12.24
Colorado Springs	7	56,689	6.2%	0.3%	1,157	0.3%	20.41
2008	88	921,691	100.0%	5.4%	19,795	5.3%	21.48

Baltimore/Washington Corridor	78	1,224,721	37.2%	7.2%	23,979	6.4%	19.58
Northern Virginia	19	202,459	6.1%	1.2%	5,304	1.4%	26.20
Suburban Baltimore	52	414,506	12.6%	2.4%	7,437	2.0%	17.94
Suburban Maryland	9	180,227	5.5%	1.1%	4,302	1.2%	23.87
St. Mary’s and King George Cos.	13	163,100	5.0%	1.0%	2,526	0.7%	15.49
Greater Philadelphia	4	960,349	29.2%	5.6%	10,902	2.9%	11.35
Colorado Springs	9	146,121	4.4%	0.9%	2,999	0.8%	20.52
Other	1	1,466	0.0%	0.0%	23	0.0%	16.00
2009	185	3,292,949	100.0%	19.3%	57,471	15.4%	17.45

Baltimore/Washington Corridor	69	1,029,696	48.4%	6.0%	24,284	6.5%	23.58
Northern Virginia	20	568,026	26.7%	3.3%	15,337	4.1%	27.00
Suburban Baltimore	54	228,831	10.7%	1.3%	5,165	1.4%	22.57
Suburban Maryland	3	172,803	8.1%	1.0%	3,221	0.9%	18.64
St. Mary’s and King George Cos.	9	70,854	3.3%	0.4%	1,567	0.4%	22.11
Colorado Springs	5	53,660	2.5%	0.3%	1,090	0.3%	20.31
Other	1	4,904	0.2%	0.0%	78	0.0%	16.00
2010	161	2,128,774	100.0%	12.5%	50,742	13.6%	23.84

Baltimore/Washington Corridor	42	819,556	48.9%	4.8%	16,930	4.5%	20.66
Northern Virginia	10	89,964	5.4%	0.5%	2,659	0.7%	29.56
Suburban Baltimore	67	463,966	27.7%	2.7%	9,405	2.5%	20.27
Suburban Maryland	8	51,605	3.1%	0.3%	1,434	0.4%	27.78
St. Mary’s and King George Cos.	5	36,456	2.2%	0.2%	713	0.2%	19.56
Colorado Springs	10	214,524	12.8%	1.3%	3,802	1.0%	17.72
2011	142	1,676,071	100.0%	9.8%	34,943	9.4%	20.85

Baltimore/Washington Corridor	43	1,177,276	50.1%	6.9%	29,401	7.9%	24.97
Northern Virginia	11	119,789	5.1%	0.7%	3,480	0.9%	29.05
Suburban Baltimore	49	661,358	28.2%	3.9%	11,974	3.2%	18.10
Suburban Maryland	3	38,310	1.6%	0.2%	948	0.3%	24.75
St. Mary’s and King George Cos.	8	201,788	8.6%	1.2%	3,525	0.9%	17.47
Colorado Springs	7	70,889	3.0%	0.4%	1,502	0.4%	21.19
San Antonio	2	78,359	3.3%	0.5%	930	0.2%	11.86
2012	123	2,347,769	100.0%	13.8%	51,759	13.9%	22.05

Baltimore/Washington Corridor	34	678,431	47.9%	4.0%	19,283	5.2%	28.42
Northern Virginia	8	138,753	9.8%	0.8%	3,949	1.1%	28.46
Suburban Baltimore	28	374,908	26.5%	2.2%	6,659	1.8%	17.76
Suburban Maryland	2	6,018	0.4%	0.0%	169	0.0%	28.13
St. Mary’s and King George Cos.	5	95,083	6.7%	0.6%	1,429	0.4%	15.03
Colorado Springs	5	120,982	8.5%	0.7%	2,435	0.7%	20.13
Other	1	3,014	0.2%	0.0%	—	0.0%	0.00
2013	83	1,417,189	100.0%	8.3%	33,924	9.1%	23.94

Baltimore/Washington Corridor	58	1,722,343	33.2%	10.1%	45,080	12.1%	26.17
Northern Virginia	23	1,323,913	25.5%	7.8%	39,469	10.6%	29.81
Suburban Baltimore	38	399,252	7.7%	2.3%	7,280	2.0%	18.23
Suburban Maryland	9	222,696	4.3%	1.3%	4,978	1.3%	22.35
St. Mary’s and King George Cos.	2	75,661	1.5%	0.4%	1,409	0.4%	18.62
Colorado Springs	11	423,471	8.2%	2.5%	8,097	2.2%	19.12
San Antonio	4	522,284	10.1%	3.1%	7,347	2.0%	14.07
Central New Jersey	2	201,200	3.9%	1.2%	2,289	0.6%	11.38
Other	2	295,842	5.7%	1.7%	7,856	2.1%	26.55
Thereafter	149	5,186,662	100.0%	30.5%	123,805	33.2%	23.87

Other (3)	23	50,467	100.0%	0.3%	733	0.2%	14.52

Total / Average	954	17,021,572		100.0%	$373,172	100.0%	$21.92

NOTE:  As of June 30, 2008, the weighted average lease term for the wholly owned properties is 4.8 years.

(1)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2008 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly and Year to Date Office Renewal Analysis for Wholly Owned Properties as of June 30, 2008

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended June 30, 2008:

Expiring Square Feet	128,972	—	89,326	2,671	48,396	50,755	320,120
Vacated Square Feet	26,142	—	53,958	—	4,011	42,704	126,815
Renewed Square Feet	102,830	—	35,368	2,671	44,385	8,051	193,305
Retention Rate (% based upon square feet)	79.73%	0.00%	39.59%	100.00%	91.71%	15.86%	60.39%

Renewed Space Only:
Average Committed Cost per Square Foot	$8.64	$—	$8.18	$14.10	$2.69	$3.83	$7.06
Weighted Average Lease Term in years	3.9	—	3.4	3.0	2.1	4.5	3.4

Change in Total Rent - GAAP	5.40%	0.00%	-2.35%	-2.73%	2.61%	18.00%	3.88%
Change in Total Rent - Cash	-2.17%	0.00%	-6.78%	-10.64%	-2.00%	9.24%	-2.64%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$13.92	$—	$11.98	$14.10	$2.69	$6.57	$11.09
Weighted Average Lease Term in years	4.8	—	3.6	3.6	2.1	4.9	4.1

Change in Total Rent - GAAP	0.87%	0.00%	-6.65%	2.20%	2.61%	13.31%	0.62%
Change in Total Rent - Cash	-4.79%	0.00%	-9.32%	-6.32%	-2.00%	7.19%	-4.39%

Six Months Ended June 30, 2008:

Expiring Square Feet	393,673	55,997	330,110	5,692	140,607	100,613	1,026,692
Vacated Square Feet	71,259	11,118	109,518	3,021	7,843	42,704	245,463
Renewed Square Feet	322,414	44,879	220,592	2,671	132,764	57,909	781,229
Retention Rate (% based upon square feet)	81.90%	80.15%	66.82%	46.93%	94.42%	57.56%	76.09%

Renewed Space Only:
Average Committed Cost per Square Foot	$7.41	$3.34	$2.38	$14.10	$3.30	$0.72	$4.58
Weighted Average Lease Term in years	4.0	2.1	1.7	3.0	3.9	3.1	3.1

Change in Total Rent - GAAP	10.45%	11.20%	2.20%	-2.73%	12.78%	34.34%	10.11%
Change in Total Rent - Cash	2.53%	2.63%	0.37%	-10.64%	7.28%	27.97%	4.03%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$11.97	$4.21	$4.75	$14.10	$3.35	$2.35	$7.75
Weighted Average Lease Term in years	4.8	2.1	2.1	3.6	3.9	3.5	3.7

Change in Total Rent - GAAP	7.04%	7.53%	-0.17%	2.20%	12.25%	27.15%	7.16%
Change in Total Rent - Cash	-0.22%	0.33%	-1.83%	-6.32%	6.80%	21.39%	1.46%

Notes:	No renewal or retenanting activity transpired in our Greater Philadelphia, San Antonio, Central New Jersey or Other regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and early terminations.

Year to Date Wholly Owned Acquisition Summary as of June 30, 2008 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet as of 6/30/08	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

3535 Northrop Grumman Point	Colorado Springs East	6/10/2008	1	124,305	100.0%	$23,235	$23,240

1560 Cable Ranch Road (Buildings A and B)	San Antonio Northwest	6/19/2008	2	122,975	100.0%	17,300	17,317
Total			3	247,280		$40,535	$40,557

(1)  Includes operational buildings only.

(2)  Initial accounting investment recorded by property.

Year to Date Wholly Owned Disposition Summary as of June 30, 2008 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Building Count	Square Feet	Contractual Sales Price

429 Ridge Road	Exit 8A — Cranbury	1/31/2008	1	142,385	$17,000

47 Commerce Drive	Exit 8A — Cranbury	4/1/2008	1	41,398	3,150

7253 Ambassador Road	Baltimore County Westside	6/2/2008	1	38,930	5,100
Total			3	222,713	$25,250

(1)  Includes operational buildings only.

Development Summary as of June 30, 2008

(Dollars in thousands)

		Wholly							Actual or
		Owned		Total					Anticipated
		or Joint		Rentable	Percentage	Anticipated		Outstanding	Construction	Anticipated
		Venture	Demand	Square	Leased/	Total	Cost	Loan as of	Completion	Operational
Property and Location	Submarket	(JV)	Driver	Feet	Committed (1)	Cost	to date	6/30/2008	Date	Date

Under Construction

7700 Potranco Road, Building C San Antonio, Texas (1)	San Antonio Northwest	Owned	Government	38,255	100.00%	$4,736	$2,996	$—	4Q 08	4Q 08

7700 Potranco Road, Building HI San Antonio, Texas (1)	San Antonio Northwest	Owned	Government	52,352	100.00%	3,907	2,258	—	4Q 08	4Q 08

Subtotal Government				90,607	100.00%	$8,643	$5,255	$—
% of Total Drivers				7.90%

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	Defense Information Technology	131,451	100.00%	$29,590	$18,099	$—	4Q 08	2Q 09

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	Defense Information Technology	145,723	0.00%	30,576	9,133	—	2Q 09	2Q 10

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	Defense Information Technology	187,845	0.00%	49,521	15,668	—	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado	Colorado Springs East	Owned	Defense Information Technology	89,773	0.00%	17,429	5,946	—	2Q 09	2Q 10

Subtotal Defense Information Technology				554,792	23.69%	$127,116	$48,846	$—
% of Total Drivers				48.35%

7740 Milestone Parkway Hanover, Maryland	BWI Airport	JV	Market Demand	151,800	0.00%	$34,865	$26,248	$—	3Q 08	3Q 09

9945 Federal Drive (Hybrid I) Colorado Springs, Colorado	I-25 North Corridor	Owned	Market Demand	73,940	0.00%	12,357	7,554	—	3Q 08	3Q 09

9925 Federal Drive (Hybrid II) Colorado Springs, Colorado	I-25 North Corridor	Owned	Market Demand	53,745	81.35%	8,273	7,417	—	3Q 08	3Q 09

Subtotal Market Demand				279,485	15.64%	$55,495	$41,218	$—
% of Total Drivers				24.36%

5825 University Research Court College Park, Maryland (2)	College Park	JV	Research Park	116,107	35.74%	$25,288	$19,936	$—	1Q 08	1Q 09

5520 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	Research Park	106,512	0.00%	24,981	16,570	—	3Q 08	3Q 09

Subtotal Research Park				222,619	18.64%	$50,269	$36,506	$—
% of Total Drivers				19.40%

Total Under Construction				1,147,503	26.78%	$241,523	$131,825	$—
				100.00%

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased/Committed (1)
Baltimore/Washington Corridor	50.34%	577,608	22.76%
Colorado Springs	31.65%	363,181	12.04%
San Antonio	7.90%	90,607	100.00%
Suburban Maryland	10.12%	116,107	35.74%
Total Under Construction by Region	100.00%	1,147,503	26.78%

(1)	These two development properties have not yet been leased but are considered committed based upon the prospective tenant and their proximity to two existing operating properties.
Excluding the commitment on these two development projects, the overall leased percentage would be 18.88%.
(2)	Although classified as “Under Construction,” 41,500 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology: Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government: Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America. Excludes Government tenancy included in Defense Information Technology.

Market Demand: Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park: Development opportunity created through specific research park relationship.

Anticipated Operational Date: Date in which the earlier of one year following substantial completion or 100% occupancy has been achieved.

Development Summary as of June 30, 2008 (continued)

(Dollars in thousands)

		Wholly							Actual or
		Owned		Total					Anticipated
		or Joint		Rentable	Percentage	Anticipated		Outstanding	Construction	Anticipated
		Venture	Demand	Square	Leased/	Total	Cost	Loan as of	Completion	Operational
Property and Location	Submarket	(JV)	Driver	Feet	Committed	Cost	to date	6/30/2008	Date	Date

Redevelopment

2900 Towerview Road Herndon, Virginia (1)	Route 28 South	JV	N/A	137,037	57.04%	$18,408	$16,759	$—	4Q 07	4Q 08

Subtotal Northern Virginia				137,037	57.04%	$18,408	$16,759	$—

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	N/A	356,000	0.00%	$38,122	$26,240	$—	1Q 09	1Q 10

Subtotal Baltimore/Washington Corridor				356,000	0.00%	$38,122	$26,240	$—

Total Redevelopment				493,037	15.85%	$56,530	$42,999	$—

Under Development

Riverwood I & II Columbia, Maryland	Howard Co. Perimeter	Owned	Government	70,000		$15,192	$2,045	$—	4Q 09	1Q 10

5850 University Research Court College Park, Maryland	College Park	JV	Government	123,464	(2)	27,608	3,428	—	4Q 09	1Q 10

324 Sentinel Drive (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	Government	125,000		26,250	1,920	—	4Q 09	3Q 10

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	Government	125,000		22,900	2,064	—	3Q 10	3Q 11

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	Government	125,000		22,900	2,064	—	3Q 10	3Q 11
Subtotal Government				568,464		$114,850	$11,521	$—
% of Total Drivers				56.82%

16444 Commerce Drive Dahlgren, Virginia	King George County	Owned	Defense Information Technology	57,000		$10,752	$976	$—	2Q 09	2Q 10

110 Thomas Johnson Drive, Bldg #2 Frederick, Maryland	Frederick	Owned	Defense Information Technology	85,000		16,392	1,856	—	4Q 09	4Q 10

Northgate Business Park (Lot A) Aberdeen, Maryland	Harford County	Owned	Defense Information Technology	80,000		16,225	993	—	4Q 09	4Q 10

Northgate Business Park (Lot C) Aberdeen, Maryland	Harford County	Owned	Defense Information Technology	85,000		21,382	952	—	2Q 10	2Q 11
Subtotal Defense Information Technology				307,000		$64,751	$4,777	$—
% of Total Drivers				30.69%

8130 Corporate Drive White Marsh, Maryland	White Marsh	Owned	Market Demand	125,000		$26,469	$4,138	$—	3Q 09	3Q 10
Subtotal Market Demand				125,000		$26,469	$4,138	$—
% of Total Drivers				12.49%

Total Under Development				1,000,464		$206,070	$20,436	$—
				100.00%

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	19.49%	195,000
San Antonio	24.99%	250,000
Suburban Maryland	20.84%	208,464
St. Mary’s and King George Cos.	5.70%	57,000
Suburban Baltimore	28.99%	290,000
Total Under Development by Region	100.00%	1,000,464

(1) Although classified as “Redevelopment,” 78,171 square feet located at 2900 Towerview Road are operational.
(2) This project is 100% leased to a creditworthy tenant.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology: Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government: Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America. Excludes Government tenancy included in Defense Information Technology.

Market Demand: Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.
Research Park: Development opportunity created through a specific research park relationship.

Anticipated Operational Date: Date in which the earlier of one year following substantial completion or 100% occupancy has been achieved.

Total Development Placed into Service as of June 30, 2008

(Dollars in thousands)

								Percentage of
								Development Square
		Wholly Owned	Total	Development Square Feet Placed Into Service				Feet Placed Into
		or Joint Venture	Rentable		Year 2008			Service Leased
Property and Location	Submarket	(JV)	Square Feet	Year 2007	1st Quarter	2nd Quarter		as of 6/30/08

302 Sentinel Drive (302 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	154,448	48,377	106,071	—	(1)	54.25%

9965 Federal Drive	I-25 North
Colorado Springs, Colorado	Corridor	Owned	74,749	41,120	33,629	—	(2)	100.00%

1055 North Newport Road	Colorado
Colorado Springs, Colorado	Springs East	Owned	59,763	—	59,763	—		100.00%

1362 Mellon Road	BWI Airport
Hanover, Maryland		Owned	44,134	—	—	44,134		0.00%

5825 University Research Court
College Park, Maryland	College Park	JV	116,107	—	—	41,500		100.00%

655 Space Center Drive (Patriot Park 6)	Colorado
Colorado Springs, Colorado	Springs East	Owned	103,970	—	—	103,970		100.00%

Total Development Placed Into Service			553,171	89,497	199,463	189,604		76.01%

(1)  In March 2008, 100% of this building became operational.  As of December 31, 2007, 48,377 square feet were placed into service.

(2)  In March 2008, 100% of this building became operational.  As of December 31, 2007, 41,120 square feet were placed into service.

Land Inventory as of June 30, 2008

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	19	246,773
Westfields Corporate Center	Dulles South	owned	—		—	17	377,297
Westfields Corporate Center	Dulles South	owned	—		—	32	674,163
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	73	1,523,233

National Business Park (Phase II)	BWI Airport	owned	—		—	31	730,165
National Business Park (Phase III)	BWI Airport	owned	—		—	194	1,125,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—		—	3	53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,648,200	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			56		1,648,200	255	2,339,106

White Marsh	White Marsh	owned	—		—	145	1,567,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
Northgate Business Park	Harford County	owned	—		—	45	635,000
Total Suburban Baltimore			—		—	190	2,242,000

110 Thomas Johnson Drive	Frederick	owned	—		—	3	85,000
Rockville Corporate Center	Rockville	owned	—		—	10	220,000
M Square Research Park	College Park	JV - 45% ownership	49		513,893	—	—
Total Suburban Maryland			49		513,893	13	305,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia			—		—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	32	65,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	38	125,000

InterQuest	I-25 North Corridor	owned	—		—	113	1,626,592
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	71	756,255
Aerotech Commerce	Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs			—		—	193	2,502,847

San Antonio	San Antonio Northwest	owned	—		—	9	125,000
San Antonio	San Antonio Northwest	owned	—		—	31	375,000
Total San Antonio			—		—	40	500,000

Indian Head	Charles County, MD	JV- 75% ownership	169		827,250	—	—
Fort Ritchie (1)	Fort Ritchie	owned	—		—	591	1,700,000
Total Other			169		827,250	591	1,700,000

TOTAL			274		2,989,343	1,457	12,087,186

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 31 and 32.

(1) The Fort Ritchie acquisition includes 296,654 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of June 30, 2008

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 6/30/08	to COPT	Interest

4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,409	$—	N/A	Yes

7468 Candlewood Road (2)
Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	26,242	—	N/A	Yes

2900 Towerview Road		Operating/
Herndon, Virginia	92.5%	Redevelopment	137,037	8 acres	16,911	—	N/A	Yes

13849 Park Center Road
Herndon, Virginia	92.5%	Redevelopment	4,265	.1 acre	542	—	N/A	Yes

Indian Head Technology Center Business Park
Indian Head, Maryland	75.0%	Land Inventory	827,250	169 acres	4,772	—	N/A	No

7740-7744 Milestone Parkway (3)		Construction/
Hanover, Maryland	50.0%	Land Inventory	455,400	23 acres	26,113	—	N/A	No

5825 University Research Court
College Park, Maryland	45.0%	Construction	116,107	8 acres	19,524	—	N/A	No

5850 University Research Court
College Park, Maryland	45.0%	Construction	123,464	8 acres	2,783	—	N/A	No

M Square Research Park
College Park, Maryland	45.0%	Land Inventory	510,429	49 acres	2,002	—	N/A	No

TOTAL					$103,298	$—

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 6/30/08	to COPT	Interest
Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(4,506)	$66,600	No	No

(1)  Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.

(2)  The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.

(3)  In this joint venture entity, one building totaling 151,800 square feet is currently under construction.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2008		2007
	June 30	March 31	December 31	September 30	June 30

Total Assets or Denominator for Debt to Total Assets	$3,010,470	$2,936,744	$2,931,853	$2,916,023	$2,854,729
Accumulated depreciation	320,879	303,709	288,747	270,899	255,571
Intangible assets on real estate acquisitions, net	104,136	102,647	108,661	116,368	123,861
Assets other than assets included in investment in real estate	(309,303)	(319,680)	(327,914)	(330,590)	(329,638)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,126,182	$3,023,420	$3,001,347	$2,972,700	$2,904,523

GAAP revenues from real estate operations	$98,111	$97,151	$94,567	$94,102	$90,374
Revenues from discontinued operations	85	270	549	736	796
Combined real estate revenues	$98,196	$97,421	$95,116	$94,838	$91,170

GAAP revenues from real estate operations	$98,111	$97,151	$94,567	$94,102	$90,374
Property operating expenses	(33,957)	(34,542)	(31,090)	(31,577)	(29,032)
Revenues from discontinued operations	85	270	549	736	796
Property operating expenses from discontinued operations	(11)	(187)	(292)	(688)	(363)
Combined net operating income	$64,228	$62,692	$63,734	$62,573	$61,775

GAAP net operating income for same office properties	$60,140	$59,305	$60,127	$59,539	$59,866
Less: Straight-line rent adjustments	(1,788)	(2,034)	(2,057)	(2,612)	(2,352)
Less: Amortization of deferred market rental revenue	(360)	(368)	(338)	(506)	(399)
Cash net operating income for same office properties	$57,992	$56,903	$57,732	$56,421	$57,115
Less: Lease termination fees, gross	(59)	(99)	(688)	(619)	(922)
Cash net operating income for same office properties, adjusted for lease termination fees	$57,933	$56,804	$57,044	$55,802	$56,193

Depreciation and amortization	$24,955	$24,892	$25,889	$26,025	$26,834
Depreciation and amortization from discontinued operations	—	52	718	241	253
Combined real estate related depreciation and other amortization	$24,955	$24,944	$26,607	$26,266	$27,087

Total tenant improvements and incentives on operating properties	$4,731	$3,847	$2,692	$4,605	$7,673
Total capital improvements on operating properties	2,631	1,017	4,748	2,514	2,387
Total leasing costs for operating properties	520	1,245	1,850	719	2,014
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,287)	(795)	(811)	(1,887)	(3,636)
Less: Nonrecurring capital improvements on operating properties	(866)	(502)	(1,442)	(1,198)	(1,446)
Less: Nonrecurring leasing costs for operating properties	(22)	(30)	(575)	(89)	(494)
Add: Recurring improvements on operating properties held through joint ventures	114	—	42	—	28
Recurring capital expenditures	$5,821	$4,782	$6,504	$4,664	$6,526

Interest expense from continuing operations	$19,437	$20,309	$20,719	$20,968	$20,437
Interest expense from discontinued operations	10	41	80	177	637
Combined interest expense or denominator for interest coverage	$19,447	$20,350	$20,799	$21,145	$21,074
Scheduled principal amortization	3,566	3,820	4,611	3,936	3,696
Denominator for Debt Service Coverage	$23,013	$24,170	$25,410	$25,081	$24,770
Scheduled principal amortization	(3,566)	(3,820)	(4,611)	(3,936)	(3,696)
Preferred dividends - redeemable non-convertible	4,026	4,025	4,025	4,025	4,025
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$23,638	$24,540	$24,989	$25,335	$25,264

Common dividends for Earnings Payout Ratio	$16,197	$16,173	$16,097	$16,092	$14,613
Common distributions	2,772	2,771	2,777	2,777	2,574
Dividends and distributions for FFO and AFFO Payout Ratio	$18,969	$18,944	$18,874	$18,869	$17,187

Income tax expense from continuing operations	$(107)	$112	$89	$197	$178
Income tax expense from gain on sales of discontinued operations	—	—	44	—	—
Income tax expense from gain on other sales of real estate	5	573	1,068	—	3
Combined income tax expense	$(102)	$685	$1,201	$197	$181